UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 26, 2022
SMART GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-38102

Cayman Islands	98-1013909
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Walkers Corporate Limited
190 Elgin Avenue
George Town, Grand Cayman
Cayman Islands	KY1-9008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On August 29, 2022, SMART Global Holdings, Inc. (“SGH”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that SGH completed its previously announced acquisition of Storm Private Holdings I Ltd., a Cayman Islands exempted company (“Stratus Holding Company” and together with its subsidiaries, “Stratus Technologies”), pursuant to the terms of that certain Share Purchase Agreement (the “Purchase Agreement”), dated as of June 28, 2022, by and among SGH, Stratus Holding Company and Storm Private Investments LP, a Cayman Islands exempted limited partnership (“Seller”). Pursuant to the Purchase Agreement, among other matters, Seller sold to SGH, and SGH purchased from Seller, all of Seller’s right, title and interest in and to the outstanding equity securities of Stratus Holding Company (the “Share Purchase”).
Stratus Holding Company is the ultimate parent company of Stratus Technologies Bermuda Ltd., and the consolidated financial statements of Stratus Technologies Bermuda Ltd. represent the entirety of the business, results of operations and financial condition of Stratus Holding Company. Accordingly, the historical financial statements and pro forma financial information included herein are those of Stratus Technologies Bermuda Ltd.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Stratus Technologies Bermuda Ltd. as of February 27, 2022 and for the year ended February 27, 2022 are attached hereto as Exhibit 99.2.
The unaudited consolidated interim financial statements of Stratus Technologies Bermuda Ltd. as of May 29, 2022 and February 27, 2022 and for the three months ended May 29, 2022 and May 30, 2021 are attached hereto as Exhibit 99.3.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements for SGH as of August 26, 2022 and for the year ended August 26, 2022, after giving effect to the acquisition of Stratus Technologies and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.4.
(c) Exhibits.

Exhibit No.	Description
2.1*
Share Purchase Agreement, dated as of June 28, 2022, by and among SMART Global Holdings, Inc., a Cayman Islands exempted company, Storm Private Holdings I Ltd., a Cayman Islands exempted company, and Storm Private Investments LP, a Cayman Islands exempted limited partnership (incorporated by reference to SGH’s Current Report on Form 8-K filed with the SEC on June 29, 2022).**

4.1*	First Supplemental Indenture with respect to 2.25% Convertible Senior Notes due 2026, dated August 26, 2022, between SMART Global Holdings, Inc. and U.S. Bank National Association, as trustee.
10.1*
First Amendment, dated as of August 29, 2022, by and among SMART Global Holdings, Inc., a Cayman Islands exempted company, SMART Modular Technologies, Inc., a California corporation, the lenders party thereto and Citizens Bank, N.A., as administrative agent, and acknowledged and agreed to by the subsidiary loan parties party thereto.***

23.1	Consent of Grant Thornton LLP, independent certified public accountants for Stratus Technologies Bermuda Ltd.
99.1*	Press Release, issued on August 29, 2022, announcing the completion of the Share Purchase.
99.2	Audited Consolidated Financial Statements of Stratus Technologies Bermuda Ltd. as of February 27, 2022 and for the year ended February 27, 2022.
99.3	Unaudited Consolidated Interim Financial Statements of Stratus Technologies Bermuda Ltd. as of May 29, 2022 and February 27, 2022 and for the three months ended May 29, 2022 and May 30, 2021.
99.4
Unaudited Pro Forma Condensed Combined Financial Statements and Notes to the Unaudited Pro Forma Condensed Combined Financial Statements for SGH as of August 26, 2022 and for the year ended August 26, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed.

** The schedules and exhibits to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.

*** The schedules and exhibits to the Incremental Amendment have been omitted from this filing pursuant to Item 601(b)(10)(iv) of Regulation S-K. Registrant will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2022	SMART Global Holdings, Inc.
	By:	/s/ Ken Rizvi
Senior Vice President and Chief Financial Officer
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